Exhibit 99.1

Triumph Bancorp Reports Third Quarter Net Income to Common Stockholders of $14.3 Million

DALLAS – October 16, 2019 (GLOBE NEWSWIRE) – Triumph Bancorp, Inc. (Nasdaq: TBK) (“Triumph” or the “Company”) today announced earnings and operating results for the third quarter of 2019.

As part of how we measure our results, we use certain non-GAAP financial measures to ascertain performance. These non-GAAP financial measures are reconciled in the section labeled “Metrics and non-GAAP financial reconciliation” at the end of this press release.

2019 Third Quarter Highlights and Recent Developments

•	For the third quarter of 2019, net income available to common stockholders was $14.3 million. Diluted earnings per share were $0.56.
•	Net interest margin (“NIM”) was 5.85% for the quarter ended September 30, 2019.
•	Total loans held for investment increased $373.5 million, or 9.7%, to $4.209 billion at September 30, 2019. Average loans for the quarter increased $235.7 million, or 6.4%, to $3.944 billion.
•

Triumph Business Capital grew period-end clients to 6,471 clients, which is an increase of 16 clients, or 0.2%. The total dollar value of invoices purchased for the quarter ended September 30, 2019 was $1.451 billion with an average invoice price of $1,628.

•

At September 30, 2019, there were 163 clients utilizing the TriumphPay platform, which is an increase of 17 clients, or 11.6%, during the quarter. For the quarter ended September 30, 2019, TriumphPay processed 168,562 invoices paying 30,333 distinct carriers a total of $190.3 million.

•

During the quarter ended September 30, 2019, we repurchased 850,093 shares into treasury stock under our stock repurchase program at an average price of $29.38, for a total of $25.0 million. During the nine months ended September 30, 2019, we have repurchased 1,688,234 shares into treasury stock under our stock repurchase programs at an average price of $29.56, for a total of $49.9 million, effectively completing both of our previously announced $25.0 million stock repurchase programs.

Repurchase Program Authorization

On October 16, 2019 our board of directors authorized us to repurchase up to an additional $50.0 million of our outstanding common stock. We may repurchase these shares from time to time in open market transactions or through privately negotiated transactions at our discretion.  The amount, timing and nature of any share repurchases will be based on a variety of factors, including the trading price of our common stock, applicable securities laws restrictions, regulatory limitations and market and economic factors.  This repurchase program is authorized for a period of up to one year and does not require us to repurchase any specific number of shares.  The repurchase program may be modified, suspended or discontinued at any time, at our discretion.

Balance Sheet

Total loans held for investment increased $373.5 million, or 9.7%, during the third quarter to $4.209 billion at September 30, 2019. The commercial finance portfolio increased $89.0 million, or 7.5%, to $1.276 billion, the national lending portfolio increased $249.4 million, or 52.3%, to $726.6 million, and the community banking portfolio increased $35.1 million, or 1.6%, to $2.207 billion during the quarter.

Total deposits were $3.698 billion at September 30, 2019, an increase of $38.9 million, or 1.1%, in the third quarter of 2019.  Non-interest-bearing deposits accounted for 20% of total deposits and non-time deposits accounted for 57% of total deposits at September 30, 2019.

Net Interest Income

We earned net interest income for the quarter ended September 30, 2019 of $64.8 million compared to $63.4 million for the quarter ended June 30, 2019.

Yields on loans for the quarter ended September 30, 2019 were down 32 bps from the prior quarter to 7.63%. The average cost of our total deposits was 1.19% for the quarter ended September 30, 2019 compared to 1.14% for the quarter ended June 30, 2019.

Asset Quality

Non-performing assets were 0.91% of total assets at September 30, 2019 compared to 0.86% of total assets at June 30, 2019.  The ratio of past due to total loans increased to 2.47% at September 30, 2019 from 1.90% at June 30, 2019. We recorded total net charge-offs of $0.4 million, or 0.01% of average loans, for the quarter ended September 30, 2019 compared to net charge-offs of $1.9 million, or 0.05% of average loans, for the quarter ended June 30, 2019.

We recorded a provision for loan losses of $2.9 million for the quarter ended September 30, 2019 compared to a provision of $3.7 million for the quarter ended June 30, 2019. From June 30, 2019 to September 30, 2019, our ALLL increased from $29.4 million or 0.77% of total loans to $31.9 million or 0.76% of total loans.

Non-Interest Income and Expense

We earned non-interest income for the quarter ended September 30, 2019 of $7.7 million compared to $7.6 million for the quarter ended June 30, 2019.

For the quarter ended September 30, 2019, non-interest expense totaled $52.2 million, compared to $50.7 million for the quarter ended June 30, 2019.

Conference Call Information

Aaron P. Graft, Vice Chairman and CEO and Bryce Fowler, CFO will review the quarterly results in a conference call for investors and analysts beginning at 7:00 a.m. Central Time on Thursday, October 17, 2019. Todd Ritterbusch, Chief Lending Officer, will also be available for questions.

To participate in the live conference call, please dial 1-855-940-9472 (Canada: 1-855-669-9657)  and request to be joined into the Triumph Bancorp, Inc. call.  A simultaneous audio-only webcast may be accessed via the Company's website at www.triumphbancorp.com through the Investor Relations, News & Events, Webcasts and Presentations links, or through a direct link here at: https://services.choruscall.com/links/tbk191017.html. An archive of this conference call will subsequently be available at this same location on the Company’s website.

About Triumph

Triumph Bancorp, Inc. (Nasdaq: TBK) is a financial holding company headquartered in Dallas, Texas.  Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com

Forward-Looking Statements

This press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019.

Non-GAAP Financial Measures

This press release includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of this press release.

The following table sets forth key metrics used by Triumph to monitor our operations. Footnotes in this table can be found in our definitions of non-GAAP financial measures at the end of this document.

	As of and for the Three Months Ended					As of and for the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Financial Highlights:
Total assets	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$5,039,697	$4,537,102
Loans held for investment	$4,209,417	$3,835,903	$3,612,869	$3,608,644	$3,512,143	$4,209,417	$3,512,143
Deposits	$3,697,833	$3,658,978	$3,314,440	$3,450,349	$3,439,049	$3,697,833	$3,439,049
Net income available to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045

Performance Ratios - Annualized:
Return on average assets	1.17%	1.09%	1.33%	1.60%	0.90%	1.20%	1.21%
Return on average total equity	8.79%	7.83%	9.30%	11.35%	5.88%	8.63%	8.40%
Return on average common equity	8.79%	7.83%	9.30%	11.40%	5.85%	8.63%	8.41%
Return on average tangible common equity (1)	12.56%	11.19%	13.43%	16.73%	7.57%	12.38%	10.27%
Yield on loans(2)	7.63%	7.95%	7.99%	8.14%	8.33%	7.85%	8.05%
Cost of interest bearing deposits	1.49%	1.42%	1.24%	1.15%	1.08%	1.39%	0.96%
Cost of total deposits	1.19%	1.14%	0.99%	0.91%	0.85%	1.11%	0.76%
Cost of total funds	1.41%	1.40%	1.28%	1.14%	1.16%	1.36%	1.06%
Net interest margin(2)	5.85%	5.99%	6.15%	6.34%	6.59%	5.99%	6.35%
Net non-interest expense to average assets	3.64%	3.68%	3.70%	3.55%	4.19%	3.67%	3.76%
Adjusted net non-interest expense to average assets (1)	3.64%	3.68%	3.70%	3.55%	3.62%	3.67%	3.55%
Efficiency ratio	71.93%	71.37%	70.54%	65.52%	72.15%	71.29%	67.50%
Adjusted efficiency ratio (1)	71.93%	71.37%	70.54%	65.52%	63.49%	71.29%	63.98%

Asset Quality:(3)
Past due to total loans	2.47%	1.90%	2.33%	2.41%	2.23%	2.47%	2.23%
Non-performing loans to total loans	1.00%	0.96%	0.95%	1.00%	1.13%	1.00%	1.13%
Non-performing assets to total assets	0.91%	0.86%	0.84%	0.84%	0.93%	0.91%	0.93%
ALLL to non-performing loans	75.58%	79.91%	80.70%	76.47%	68.82%	75.58%	68.82%
ALLL to total loans	0.76%	0.77%	0.76%	0.76%	0.78%	0.76%	0.78%
Net charge-offs to average loans	0.01%	0.05%	0.03%	0.05%	0.12%	0.09%	0.19%

Capital:
Tier 1 capital to average assets(4)	10.37%	10.84%	11.32%	11.08%	11.75%	10.37%	11.75%
Tier 1 capital to risk-weighted assets(4)	10.08%	11.08%	11.76%	11.49%	11.16%	10.08%	11.16%
Common equity tier 1 capital to risk-weighted assets(4)	9.26%	10.19%	10.81%	10.55%	9.96%	9.26%	9.96%
Total capital to risk-weighted assets(4)	11.79%	12.88%	13.62%	13.35%	13.05%	11.79%	13.05%
Total equity to total assets	12.57%	13.45%	14.27%	13.96%	13.59%	12.57%	13.59%
Tangible common stockholders' equity to tangible assets(1)	9.10%	9.78%	10.37%	10.03%	9.35%	9.10%	9.35%

Per Share Amounts:
Book value per share	$24.99	$24.56	$24.19	$23.62	$23.10	$24.99	$23.10
Tangible book value per share (1)	$17.40	$17.13	$16.82	$16.22	$15.42	$17.40	$15.42
Basic earnings per common share	$0.56	$0.48	$0.55	$0.68	$0.34	$1.60	$1.37
Diluted earnings per common share	$0.56	$0.48	$0.55	$0.67	$0.34	$1.59	$1.35
Adjusted diluted earnings per common share(1)	$0.56	$0.48	$0.55	$0.67	$0.51	$1.59	$1.53
Shares outstanding end of period	25,357,985	26,198,308	26,709,411	26,949,936	26,279,761	25,357,985	26,279,761

Unaudited consolidated balance sheet as of:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
ASSETS
Total cash and cash equivalents	$115,043	$209,305	$171,950	$234,939	$282,409
Securities - available for sale	302,917	329,991	339,465	336,423	355,981
Securities - held to maturity	8,517	8,573	8,499	8,487	8,403
Equity securities	5,543	5,479	5,183	5,044	4,981
Loans held for sale	7,499	2,877	610	2,106	683
Loans held for investment	4,209,417	3,835,903	3,612,869	3,608,644	3,512,143
Allowance for loan and lease losses	(31,895)	(29,416)	(27,605)	(27,571)	(27,256)
Loans, net	4,177,522	3,806,487	3,585,264	3,581,073	3,484,887
FHLB and other restricted stock	23,960	18,037	21,191	15,943	23,109
Premises and equipment, net	87,112	84,998	84,931	83,392	82,935
Other real estate owned ("OREO"), net	2,849	3,351	3,073	2,060	2,442
Goodwill and intangible assets, net	192,440	194,668	197,015	199,417	201,842
Bank-owned life insurance	40,724	40,847	40,667	40,509	40,339
Deferred tax asset, net	5,971	7,278	7,608	8,438	8,137
Other assets	69,600	71,298	64,327	41,948	40,954
Total assets	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$4,537,102
LIABILITIES
Non-interest bearing deposits	$754,233	$684,223	$667,597	$724,527	$697,903
Interest bearing deposits	2,943,600	2,974,755	2,646,843	2,725,822	2,741,146
Total deposits	3,697,833	3,658,978	3,314,440	3,450,349	3,439,049
Customer repurchase agreements	14,124	12,788	3,727	4,485	13,248
Federal Home Loan Bank advances	530,000	305,000	405,000	330,000	330,000
Subordinated notes	49,010	48,983	48,956	48,929	48,903
Junior subordinated debentures	39,443	39,320	39,200	39,083	38,966
Other liabilities	75,594	74,758	72,244	50,326	50,295
Total liabilities	4,406,004	4,139,827	3,883,567	3,923,172	3,920,461
EQUITY
Preferred stock series A	—	—	—	—	4,550
Preferred stock series B	—	—	—	—	5,108
Common stock	272	271	271	271	264
Additional paid-in-capital	472,368	471,145	470,292	469,341	458,920
Treasury stock, at cost	(52,632)	(27,468)	(9,881)	(2,288)	(2,285)
Retained earnings	212,321	198,004	185,274	170,486	152,401
Accumulated other comprehensive income	1,364	1,410	260	(1,203)	(2,317)
Total equity	633,693	643,362	646,216	636,607	616,641
Total liabilities and equity	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$4,537,102

Unaudited consolidated statement of income:

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Interest income:
Loans, including fees	$50,249	$47,910	$45,094	$44,435	$41,257	$143,253	$116,288
Factored receivables, including fees	25,570	25,558	24,556	28,070	27,939	75,684	64,033
Securities	2,784	2,667	2,644	2,314	1,551	8,095	4,040
FHLB and other restricted stock	209	146	192	154	147	547	353
Cash deposits	603	1,022	778	877	865	2,403	2,412
Total interest income	79,415	77,303	73,264	75,850	71,759	229,982	187,126
Interest expense:
Deposits	11,036	10,010	8,218	7,931	6,219	29,264	15,127
Subordinated notes	840	839	839	839	837	2,518	2,512
Junior subordinated debentures	719	744	760	717	714	2,223	2,024
Other borrowings	2,055	2,291	2,136	1,482	2,207	6,482	5,294
Total interest expense	14,650	13,884	11,953	10,969	9,977	40,487	24,957
Net interest income	64,765	63,419	61,311	64,881	61,782	189,495	162,169
Provision for loan losses	2,865	3,681	1,014	1,910	6,803	7,560	14,257
Net interest income after provision for loan losses	61,900	59,738	60,297	62,971	54,979	181,935	147,912
Non-interest income:
Service charges on deposits	1,937	1,700	1,606	1,702	1,412	5,243	3,767
Card income	2,015	2,071	1,844	1,999	1,877	5,930	4,515
Net OREO gains (losses) and valuation adjustments	(56)	148	209	37	65	301	(551)
Net gains (losses) on sale of securities	19	14	(11)	—	—	22	(272)
Fee income	1,624	1,519	1,612	1,636	1,593	4,755	3,514
Insurance commissions	1,247	961	919	846	1,113	3,127	2,646
Gain on sale of subsidiary	—	—	—	—	—	—	1,071
Other	956	1,210	1,359	574	(1)	3,525	1,486
Total non-interest income	7,742	7,623	7,538	6,794	6,059	22,903	16,176
Non-interest expense:
Salaries and employee benefits	28,717	28,120	26,439	25,586	24,695	83,276	64,626
Occupancy, furniture and equipment	4,505	4,502	4,522	4,402	3,553	13,529	9,621
FDIC insurance and other regulatory assessments	(2)	303	299	184	363	600	945
Professional fees	1,969	1,550	1,865	1,837	3,384	5,384	7,102
Amortization of intangible assets	2,228	2,347	2,402	2,438	2,064	6,977	4,542
Advertising and promotion	1,379	1,796	1,604	1,036	1,609	4,779	3,938
Communications and technology	5,382	4,988	4,874	4,388	7,252	15,244	13,882
Other	7,975	7,098	6,561	7,091	6,026	21,634	15,735
Total non-interest expense	52,153	50,704	48,566	46,962	48,946	151,423	120,391
Net income before income tax	17,489	16,657	19,269	22,803	12,092	53,415	43,697
Income tax expense	3,172	3,927	4,481	4,718	2,922	11,580	10,074
Net income	$14,317	$12,730	$14,788	$18,085	$9,170	$41,835	$33,623
Dividends on preferred stock	—	—	—	—	(195)	—	(578)
Net income available to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045

Earnings per share:

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Basic
Net income to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045
Weighted average common shares outstanding	25,621,054	26,396,351	26,679,724	26,666,554	26,178,194	26,228,499	24,159,543
Basic earnings per common share	$0.56	$0.48	$0.55	$0.68	$0.34	$1.60	$1.37

Diluted
Net income to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045
Dilutive effect of preferred stock	—	—	—	—	195	—	578
Net income to common stockholders - diluted	$14,317	$12,730	$14,788	$18,085	$9,170	$41,835	$33,623
Weighted average common shares outstanding	25,621,054	26,396,351	26,679,724	26,666,554	26,178,194	26,228,499	24,159,543
Dilutive effects of:
Assumed conversion of Preferred A	—	—	—	89,240	315,773	—	315,773
Assumed conversion of Preferred B	—	—	—	100,176	354,471	—	354,471
Assumed exercises of stock options	60,068	59,962	64,166	76,219	90,320	61,054	86,728
Restricted stock awards	45,631	30,110	49,795	46,457	45,796	40,572	55,087
Restricted stock units	3,045	—	—	1,303	7,276	57	2,706
Performance stock units	4,673	—	—	—	—	1,558	—
Weighted average shares outstanding - diluted	25,734,471	26,486,423	26,793,685	26,979,949	26,991,830	26,331,740	24,974,308
Diluted earnings per common share	$0.56	$0.48	$0.55	$0.67	$0.34	$1.59	$1.35

Shares that were not considered in computing diluted earnings per common share because they were antidilutive are as follows:

	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2019	2019	2019	2018	2018	2019	2018
Assumed conversion of Preferred A	—	—	—	—	—	—	—
Assumed conversion of Preferred B	—	—	—	—	—	—	—
Stock options	67,023	70,037	50,752	51,952	51,952	67,023	51,952
Restricted stock awards	3,209	—	13,290	14,513	14,513	3,209	14,513
Restricted stock units	—	58,400	58,400	—	—	54,077	—
Performance stock units	55,228	70,879	58,400	59,658	59,658	55,228	59,658

Loans held for investment summarized as of:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
Commercial real estate	$1,115,559	$1,098,279	$1,093,882	$992,080	$906,494
Construction, land development, land	164,186	157,861	145,002	179,591	190,920
1-4 family residential properties	186,405	186,070	194,067	190,185	194,752
Farmland	161,447	144,594	156,299	170,540	177,313
Commercial	1,369,505	1,257,330	1,117,640	1,114,971	1,123,598
Factored receivables	599,651	583,131	570,663	617,791	611,285
Consumer	24,967	26,048	27,941	29,822	31,423
Mortgage warehouse	587,697	382,590	307,375	313,664	276,358
Total loans	$4,209,417	$3,835,903	$3,612,869	$3,608,644	$3,512,143

Our total loans held for investment portfolio consists of traditional community bank loans as well as commercial finance product lines focused on businesses that require specialized financial solutions and national lending product lines that further diversify our lending operations.

Commercial finance loans are further summarized below:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
Commercial - Equipment	$429,412	$395,094	$364,447	$352,037	$323,832
Commercial - Asset-based lending	247,026	208,896	174,447	214,110	273,096
Factored receivables	599,651	583,131	570,663	617,791	611,285
Commercial finance	$1,276,089	$1,187,121	$1,109,557	$1,183,938	$1,208,213

Commercial finance % of total loans	30%	31%	31%	33%	34%

National lending loans are further summarized below:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
Mortgage warehouse	$587,697	$382,590	$307,375	$313,664	$276,358
Commercial - Liquid credit	37,386	21,758	960	963	966
Commercial - Premium finance	101,562	72,898	77,389	72,302	75,293
National lending	$726,645	$477,246	$385,724	$386,929	$352,617

National lending % of total loans	17%	12%	11%	11%	10%

Additional information pertaining to our loan portfolio, summarized for the quarters ended:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
Average community banking	$2,193,533	$2,166,122	$2,103,816	$2,012,255	$1,748,936
Average commercial finance	1,208,823	1,168,110	1,123,978	1,190,586	1,184,064
Average national lending	541,367	373,755	307,249	329,630	360,719
Average total loans	$3,943,723	$3,707,987	$3,535,043	$3,532,471	$3,293,719
Community banking yield	5.79%	5.88%	5.91%	5.82%	5.75%
Commercial finance yield	12.31%	12.52%	12.50%	12.82%	13.00%
National lending yield	4.63%	5.62%	5.73%	5.44%	5.54%
Total loan yield	7.63%	7.95%	7.99%	8.14%	8.33%

Information pertaining to our factoring segment, which includes only factoring originated by our Triumph Business Capital subsidiary, summarized as of and for the quarters ended:

	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Factored receivable period end balance	$562,009,000	$544,601,000	$534,420,000	$588,750,000	$579,985,000
Yield on average receivable balance	18.23%	18.73%	17.96%	18.24%	18.96%
Rolling twelve quarter annual charge-off rate	0.36%	0.40%	0.39%	0.37%	0.38%
Factored receivables - transportation concentration	83%	83%	81%	83%	83%

Interest income, including fees	$24,869,000	$24,762,000	$23,803,000	$27,578,000	$27,420,000
Non-interest income	1,291,000	1,205,000	1,077,000	1,032,000	942,000
Factored receivable total revenue	26,160,000	25,967,000	24,880,000	28,610,000	28,362,000
Average net funds employed	494,198,000	483,203,000	490,241,000	547,996,000	525,499,000
Yield on average net funds employed	21.00%	21.55%	20.58%	20.71%	21.41%

Accounts receivable purchased	$1,450,905,000	$1,408,982,000	$1,325,140,000	$1,541,332,000	$1,503,049,000
Number of invoices purchased	890,986	874,248	789,838	882,042	836,771
Average invoice size	$1,628	$1,612	$1,678	$1,747	$1,796
Average invoice size - transportation	$1,497	$1,492	$1,541	$1,625	$1,666
Average invoice size - non-transportation	$3,467	$3,047	$3,276	$3,209	$3,267

Net new clients	16	73	191	259	422
Period end clients	6,471	6,455	6,382	6,191	5,932

Deposits summarized as of:

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018
Non-interest bearing demand	$754,233	$684,223	$667,597	$724,527	$697,903
Interest bearing demand	587,123	587,164	602,088	615,704	608,775
Individual retirement accounts	108,593	111,328	112,696	115,583	118,459
Money market	424,162	440,289	372,109	443,663	413,402
Savings	356,368	362,594	372,914	369,389	373,062
Certificates of deposit	1,120,850	1,122,873	851,411	835,127	854,048
Brokered deposits	346,504	350,507	335,625	346,356	373,400
Total deposits	$3,697,833	$3,658,978	$3,314,440	$3,450,349	$3,439,049

Net interest margin summarized for the three months ended:

	September 30, 2019			June 30, 2019
	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Interest earning assets:
Interest earning cash balances	$104,569	$603	2.29%	$166,426	$1,022	2.46%
Taxable securities	278,878	2,495	3.55%	287,607	2,317	3.23%
Tax-exempt securities	48,685	289	2.36%	61,712	350	2.28%
FHLB and other restricted stock	19,698	209	4.21%	21,851	146	2.67%
Loans	3,943,723	75,819	7.63%	3,707,987	73,468	7.95%
Total interest earning assets	$4,395,553	$79,415	7.17%	$4,245,583	$77,303	7.30%
Non-interest earning assets:
Other assets	444,987			449,064
Total assets	$4,840,540			$4,694,647
Interest bearing liabilities:
Deposits:
Interest bearing demand	$585,706	$355	0.24%	$592,593	$391	0.26%
Individual retirement accounts	110,049	454	1.64%	111,962	437	1.57%
Money market	416,526	1,406	1.34%	419,066	1,473	1.41%
Savings	359,169	117	0.13%	366,953	120	0.13%
Certificates of deposit	1,113,006	6,588	2.35%	1,006,950	5,568	2.22%
Brokered deposits	352,430	2,116	2.38%	337,086	2,021	2.40%
Total interest bearing deposits	2,936,886	11,036	1.49%	2,834,610	10,010	1.42%
Subordinated notes	48,994	840	6.80%	48,967	839	6.87%
Junior subordinated debentures	39,364	719	7.25%	39,241	744	7.60%
Other borrowings	364,950	2,055	2.23%	368,455	2,291	2.49%
Total interest bearing liabilities	$3,390,194	$14,650	1.71%	$3,291,273	$13,884	1.69%
Non-interest bearing liabilities and equity:
Non-interest bearing demand deposits	735,527			686,923
Other liabilities	68,778			64,104
Total equity	646,041			652,347
Total liabilities and equity	$4,840,540			$4,694,647
Net interest income		$64,765			$63,419
Interest spread			5.46%			5.61%
Net interest margin			5.85%			5.99%

Metrics and non-GAAP financial reconciliation:

	As of and for the Three Months Ended					As of and for the Nine Months Ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share amounts)	2019	2019	2019	2018	2018	2019	2018
Net income available to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Transaction related costs	—	—	—	—	5,871	—	6,965
Tax effect of adjustments	—	—	—	—	(1,392)	—	(1,401)
Adjusted net income available to common stockholders	$14,317	$12,730	$14,788	$18,085	$13,454	$41,835	$37,538
Dilutive effect of convertible preferred stock	—	—	—	—	195	—	578
Adjusted net income available to common stockholders - diluted	$14,317	$12,730	$14,788	$18,085	$13,649	$41,835	$38,116

Weighted average shares outstanding - diluted	25,734,471	26,486,423	26,793,685	26,979,949	26,991,830	26,331,740	24,974,308
Adjusted effects of assumed Preferred Stock conversion	—	—	—	—	—	—	—
Adjusted weighted average shares outstanding - diluted	25,734,471	26,486,423	26,793,685	26,979,949	26,991,830	26,331,740	24,974,308
Adjusted diluted earnings per common share	$0.56	$0.48	$0.55	$0.67	$0.51	$1.59	$1.53

Average total stockholders' equity	$646,041	$652,347	$644,960	$632,126	$618,682	$647,787	$534,958
Average preferred stock liquidation preference	—	—	—	2,624	9,658	—	9,658
Average total common stockholders' equity	646,041	652,347	644,960	629,502	609,025	647,787	525,300
Average goodwill and other intangibles	193,765	196,002	198,389	200,754	138,471	196,035	95,220
Average tangible common stockholders' equity	$452,276	$456,346	$446,571	$428,748	$470,553	$451,752	$430,080

Net income available to common stockholders	$14,317	$12,730	$14,788	$18,085	$8,975	$41,835	$33,045
Average tangible common equity	452,276	456,346	446,571	428,748	470,553	451,752	430,080
Return on average tangible common equity	12.56%	11.19%	13.43%	16.73%	7.57%	12.38%	10.27%

Adjusted efficiency ratio:
Net interest income	$64,765	$63,419	$61,311	$64,881	$61,782	$189,495	$162,169
Non-interest income	7,742	7,623	7,538	6,794	6,059	22,903	16,176
Operating revenue	72,507	71,042	68,849	71,675	67,841	212,398	178,345
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted operating revenue	$72,507	$71,042	$68,849	$71,675	$67,841	$212,398	$177,274
Non-interest expenses	$52,153	$50,704	$48,566	$46,962	$48,946	$151,423	$120,391
Transaction related costs	—	—	—	—	(5,871)	—	(6,965)
Adjusted non-interest expenses	$52,153	$50,704	$48,566	$46,962	$43,075	$151,423	$113,426
Adjusted efficiency ratio	71.93%	71.37%	70.54%	65.52%	63.49%	71.29%	63.98%

Adjusted net non-interest expense to average assets ratio:
Non-interest expenses	$52,153	$50,704	$48,566	$46,962	$48,946	$151,423	$120,391
Transaction related costs	—	—	—	—	(5,871)	—	(6,965)
Adjusted non-interest expenses	$52,153	$50,704	$48,566	$46,962	$43,075	$151,423	$113,426

Total non-interest income	$7,742	$7,623	$7,538	$6,794	$6,059	$22,903	$16,176
Gain on sale of subsidiary or division	—	—	—	—	—	—	(1,071)
Adjusted non-interest income	$7,742	$7,623	$7,538	$6,794	$6,059	$22,903	$15,105
Adjusted net non-interest expenses	$44,411	$43,081	$41,028	$40,168	$37,016	$128,520	$98,321
Average total assets	$4,840,540	$4,694,647	$4,501,760	$4,488,918	$4,060,560	$4,680,234	$3,702,513
Adjusted net non-interest expense to average assets ratio	3.64%	3.68%	3.70%	3.55%	3.62%	3.67%	3.55%

Total stockholders' equity	$633,693	$643,362	$646,216	$636,607	$616,641	$633,693	$616,641
Preferred stock liquidation preference	—	—	—	—	(9,658)	—	(9,658)
Total common stockholders' equity	633,693	643,362	646,216	636,607	606,983	633,693	606,983
Goodwill and other intangibles	(192,440)	(194,668)	(197,015)	(199,417)	(201,842)	(192,440)	(201,842)
Tangible common stockholders' equity	$441,253	$448,694	$449,201	$437,190	$405,141	$441,253	$405,141
Common shares outstanding	25,357,985	26,198,308	26,709,411	26,949,936	26,279,761	25,357,985	26,279,761
Tangible book value per share	$17.40	$17.13	$16.82	$16.22	$15.42	$17.40	$15.42

Total assets at end of period	$5,039,697	$4,783,189	$4,529,783	$4,559,779	$4,537,102	$5,039,697	$4,537,102
Goodwill and other intangibles	(192,440)	(194,668)	(197,015)	(199,417)	(201,842)	(192,440)	(201,842)
Tangible assets at period end	$4,847,257	$4,588,521	$4,332,768	$4,360,362	$4,335,260	$4,847,257	$4,335,260
Tangible common stockholders' equity ratio	9.10%	9.78%	10.37%	10.03%	9.35%	9.10%	9.35%

1)

Triumph uses certain non-GAAP financial measures to provide meaningful supplemental information regarding Triumph's operational performance and to enhance investors' overall understanding of such financial performance.  The non-GAAP measures used by Triumph include the following:

•

“Adjusted diluted earnings per common share” is defined as adjusted net income available to common stockholders divided by adjusted weighted average diluted common shares outstanding.  Excluded from net income available to common stockholders are material gains and expenses related to merger and acquisition-related activities, including divestitures, net of tax. In our judgment, the adjustments made to net income available to common stockholders allow management and investors to better assess our performance in relation to our core net income by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.  Weighted average diluted common shares outstanding are adjusted as a result of changes in their dilutive properties given the gain and expense adjustments described herein.

•	"Tangible common stockholders' equity" is defined as common stockholders' equity less goodwill and other intangible assets.
•	"Total tangible assets" is defined as total assets less goodwill and other intangible assets.
•

"Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•

"Tangible common stockholders' equity ratio" is defined as the ratio of tangible common stockholders' equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets.

•	"Return on Average Tangible Common Equity" is defined as net income available to common stockholders divided by average tangible common stockholders' equity.
•

"Adjusted efficiency ratio" is defined as non-interest expenses divided by our operating revenue, which is equal to net interest income plus non-interest income. Also excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures. In our judgment, the adjustments made to operating revenue and non-interest expense allow management and investors to better assess our performance in relation to our core operating revenue by removing the volatility associated with certain acquisition-related items and other discrete items that are unrelated to our core business.

•

"Adjusted net non-interest expense to average total assets" is defined as non-interest expenses net of non-interest income divided by total average assets. Excluded are material gains and expenses related to merger and acquisition-related activities, including divestitures.  This metric is used by our management to better assess our operating efficiency.

2)	Performance ratios include discount accretion on purchased loans for the periods presented as follows:
	For the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2019	2019	2019	2018	2018	2019	2018
Loan discount accretion	$1,159	$1,297	$1,557	$1,411	$1,271	$4,013	$6,884
3)	Asset quality ratios exclude loans held for sale, except for non-performing assets to total assets.
4)	Current quarter ratios are preliminary.

Source: Triumph Bancorp, Inc.

###

Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com

214-365-6936

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Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com

214-365-6930